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                   SMITH BARNEY MUNI MONEY MARKET FUND, INC.
                            SMITH BARNEY MUNI FUNDS
                               on behalf of the
                     MASSACHUSETTS MONEY MARKET PORTFOLIO
                       CALIFORNIA MONEY MARKET PORTFOLIO
                        NEW YORK MONEY MARKET PORTFOLIO
                                 (the "Funds")

                         Supplement dated July 1, 2003
             to Statements of Additional Information, as amended,
                              dated July 29, 2002

   The Board of Directors of the Funds approved a change in the asset level breakpoints in the current advisory fees for each fund. The terms of the Advisory Agreements remain the same. The advisory fees will be calculated as follows:

   0.475% on the first 1 billion of average daily net assets;
   0.450% on the next 1 billion;
   0.425% on the next 3 billion;
   0.400% on the next 5 billion; and
   0.375% on the net assets in excess of 10 billion.

   This change will be effective on July 1, 2003.

FD -02797